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Exhibit 23 -- Consent of Independent Auditors

We consent to the incorporation by reference of our report dated January 15, 2002, with respect to the consolidated financial statements of AmSouth Bancorporation and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2001 in the following Registration Statements and in the related prospectuses:


     Form S-3 No. 33-55683 pertaining to the AmSouth Bancorporation Dividend
        Reinvestment and Common Stock Purchase Plan;

     Form S-8 No. 33-52243 pertaining to the assumption by AmSouth
        Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan -- 1993;

     Form S-8 No. 33-52113 pertaining to the AmSouth Bancorporation 1989 Long
        Term Incentive Compensation Plan;

     Form S-8 No. 33-35218 pertaining to the AmSouth Bancorporation 1989 Long
        Term Incentive Compensation Plan;

     Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan;

     Form S-8 No. 33-2927 (as amended) pertaining to the AmSouth Bancorporation
        Employee Stock Purchase Plan;

     Form S-3 No. 33-35280 pertaining to the AmSouth Bancorporation Dividend
        Reinvestment and Common Stock Purchase Plan;

     Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift
        Plan;

     Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long
        Term Incentive Compensation Plan;

     Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee
        Stock Purchase Plan;

     Form S-8 No. 333-41599 pertaining to the AmSouth Bancorporation Deferred
        Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation;

     Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation Shelf
        Registration Statement;

     Form S-8 No. 333-76283 pertaining to the AmSouth Bancorporation Stock
        Option Plan for Outside Directors;

     Form S-8 No. 333-89451 pertaining to the First American Corporation 1993
        Non-Employee Director Stock Option Plan;

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     Form S-8 No. 333-89455 pertaining to the First American Corporation 1999
        Broad-Based Employee Stock Option Plan;

     Form S-8 No. 333-89457 pertaining to the First American Corporation Star
        Award Plan;

     Form S-8 No. 333-89459 pertaining to the Deposit Guaranty Corporation Long
        Term Incentive Plans;

     Form S-8 No. 333-89461 pertaining to the First American Corporation 1991
        Employee Stock Incentive Plan;

     Form S-8 No. 333-89463 pertaining to the Heritage Federal Bancshares, Inc.
        1994 Stock Option Plan for Non-Employee Directors and 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors;

     Form S-3 No. 333-42542 pertaining to the AmSouth Bancorporation Dividend
        Reinvestment and Common Stock Purchase Plan;

     Form S-8 No. 333-42554 pertaining to the AmSouth Bancorporation Thrift
        Plan;

     Form S-8 No. 333-42556 pertaining to the AmSouth Bancorporation Employee
        Stock Purchase Plan;

     Form S-8 No. 333-42558 pertaining to the AmSouth Bancorporation Amended and
        Restated 1991 Employee Stock Incentive Plan; and

     Form S-8 No. 333-42560 pertaining to the Pioneer Bancshares, Inc. Long-Term
        Incentive Plan.


Birmingham, Alabama
March 22, 2002